UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 15, 2009

Grubb & Ellis Healthcare REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-53206	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16427 N. Scottsdale Road, Suite 440, Scottsdale, Arizona		85254
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-998-3478

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On July 15, 2009, HTA Greenville, LLC (the "Company"), a subsidiary of Grubb & Ellis Healthcare REIT, Inc., entered into a Purchase and Sale Agreement (the "Purchase Agreement") with Greenville Hospital System and certain of its affiliates ("GHS") for the acquisition of 16 medical office buildings in the Greenville, South Carolina area. The portfolio consists of approximately 855,000 rentable square feet, of which 83% will be leased by GHS at closing. The purchase price for the portfolio is $161,630,000.

The acquisition of such property is subject to a number of conditions including our receipt of satisfactory due diligence information and satisfaction of other conditions contained in the Purchase Agreement, including the execution of the leases with GHS. Upon execution of the Purchase Agreement, the Company paid a $5,000,000 escrow deposit which will be applied as a credit to the purchase price at closing. If no notice of termination of the Purchase Agreement is given to GHS prior to the expiration of the due diligence period on August 14, 2009, this deposit will be non-refundable except in limited circumstances. The purchase agreement contemplates the closing to occur 21 days after the expiration of the due diligence period, provided the company has the right to extend such period by an additional 15 days upon the payment of a $750,000 extension fee, which payment, if any, shall be applied towards the purchase price at closing.

This description of the material terms of the Purchase Agreement is qualified in its entirety by the terms of the Purchase Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 15, 2009, we issued a press release announcing our potential acquisition of the Greenville Hospital Portfolio, located in the Greenville, South Carolina area. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
10.1 Purchase and Sale Agreement dated July 15, 2009, by and between Greenville Hospital System and HTA Greenville, LLC.
99.1 Grubb & Ellis Healthcare REIT, Inc. Press Release, dated July 15, 2009

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT, Inc.

July 15, 2009	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer & President

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Purchase and Sale Agreement dated July 15, 2009, by and between Greenville Hospital System and HTA Greenville, LLC.
99.1	Grubb & Ellis Healthcare REIT, Inc. Press Release, dated July 15, 2009